Harbor Domestic Equity Funds

Supplement to Prospectus dated March 1, 2019
Harbor Small Cap Value Opportunities Fund
The Board of Trustees of Harbor Funds (the “Trust”) has determined to liquidate and dissolve the Harbor Small Cap Value Opportunities Fund (the “Fund”). The liquidation of the Fund is expected to occur on December 20, 2019 (the “Liquidation Date”). The liquidation proceeds will be distributed to any remaining shareholders of the Fund on the Liquidation Date.
Shareholders may exchange shares of the Fund for another Harbor fund, or redeem shares out of the Fund, in accordance with the Trust’s exchange and redemption policies as set forth in the Fund’s prospectus, until the Liquidation Date.
In order to ready the Fund for liquidation, the Fund’s portfolio of investments will be transitioned prior to the planned Liquidation Date to one that consists of all or substantially all cash and cash equivalents. As a result, shareholders should no longer expect that the Fund will seek to achieve its investment objective.
Because the Fund will be liquidating, the Fund is now closed to new investors. The Fund will no longer accept additional investments from existing shareholders beginning on December 2, 2019.
November 13, 2019
Investors Should Retain This Supplement For Future Reference
S1119.P.DE